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                                                                    EXHIBIT 32.2

                             TRANS-INDUSTRIES, INC.

                        CERTIFICATION OF CFO PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report on Form 10-K of Trans-Industries, Inc. (the "Company") for the annual period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kai Kosanke, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Kai Kosanke
---------------------------------
Name: Kai Kosanke
Title: Vice President, and Chief Financial Officer
Date: April 15, 2005

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Paragraph 18 of the Securities Exchange Act of 1934, as amended.

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